Exhibit 99.1

OneBeacon Insurance Group, Ltd. Barclay’s Capital 2009 Global Financial Services Conference September 16, 2009

Safe Harbor Statement Forward-looking statements contained in this presentation are based on the Company's assumptions and expectations concerning future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. OneBeacon's forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as exposure to catastrophe, or other large property and casualty losses, adequacy of reserves, risks associated with implementing business strategies, levels and pricing of new and renewal business achieved, credit, interest, currency and other risks associated with the Company's investment portfolio, changes in accounting policies, and other factors identified in the Company's filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information contained herein, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company disclaims any obligation to publicly update or revise any forward-looking information or statements. The discussion in this presentation of OneBeacon’s financial performance includes financial measures that are not derived from generally accepted accounting principles, or GAAP. Information regarding these non-GAAP financial measures is provided in the Company’s most recent annual and quarterly reports on forms 10-K and 10-Q, respectively, and the quarterly earnings press releases and accompanying financial tables as well as its quarterly Investor Financial Supplements, all of which can be found in the Investor Relations section of OneBeacon’s website at www.onebeacon.com. Basis of Presentation

OneBeacon Overview

OneBeacon Profile Specialty focused property-casualty insurer $2.0 billion net written premiums (6/30/09 TTM*) $3.8 billion net invested assets (6/30/09) $1.3 billion shareholders’ equity (6/30/09) Bermuda domiciled Solid “A” level financial strength profile * Trailing twelve months.

Operating Principles » Underwriting comes first » Maintain a disciplined balance sheet » Invest for total return » Think like owners

Business Mix

Q2 2009 TTM[(1)] NWP = $1,975m

Distribution of Q2 2009 TTM[(1)] Net Written Premiums


36%
35%
29%

Specialty Lines

- Professional liability
- Ocean marine
- Tuition reimbursement
- Accident and Health
- Government Risk
- Collectors Program (started 4/08)
- Entertainment (started 7/08)
- Energy (starting 7/09)

Commercial Lines

- 14 Targeted industry groups including:
  - Technology
  - Financial Institutions
  - Professional Services
  - Wholesalers
  - Metalworkers

Personal Lines

- Home
- Auto
- Package
- Reciprocals
- Assigned risk services

[(1)] Trailing twelve months.

6

OneBeacon INSURANCE

Insurance Operations Net Written Premium $1,905 $1,893 $1,864 $1,963 Net Written Premium by major underwriting unit (1)(2) ($ in millions) (1) Excludes Agri which was sold on 9/29/06. Net written premiums for Agri were $84 and $65 million for 2005 and 2006, respectively. (2) Totals include run-off business. $1,975 (3) Trailing twelve months. (3) $332 $373 $440 $622 $708 $654 $718 $733 $722 $692 $910 $801 $690 $619 $575 $0 $500 $1,000 $1,500 $2,000 $2,500 2005 2006 2007 2008 Q2 2009 TTM Specialty Commercial Personal

Insurance Operations GAAP Combined Ratio 98.6% 96.3% 92.8% 95.0% 93.4% 97.2% 67.2% 60.7% 59.9% 62.6% 57.6% 31.4% 35.6% 34.6% 35.1% 34.6% 35.8% 58.2% 0% 20% 40% 60% 80% 100% 120% 2005 2006 2007 2008 Q2 YTD 2008 Q2 YTD 2009 Loss Ratio Expense Ratio

Specialty Lines Net Written Premium Net Written Premium by major business (1) ($ in millions) $332 $373 $440 (1) Excludes Agri which was sold on 9/29/06. Net written premiums for Agri were $84 and $65 million for 2005 and 2006, respectively. (2) Trailing twelve months. $622 (2) $708 $150 $179 $214 $240 $258 $134 $141 $159 $157 $147 $110 $142 $49 $53 $67 $115 $161 $0 $100 $200 $300 $400 $500 $600 $700 $800 2005 2006 2007 2008 Q2 2009 TTM OBPP IMU Specialty Collectors Program Other

Specialty Lines Combined Ratio 87.7% 89.0% 88.5% 87.5% 79.2% (1) Represents a non-GAAP financial measure. The 2005 and 2007 loss ratios and combined ratios exclude 2.8 points and 20.0 points, respectively, related to the reallocation of reserves from our ongoing lines of business to run-off. The GAAP combined ratios for 2005 and 2007 including the effect of the reserve reallocations were 84.9% and 68.5%, respectively. Please reference the Company's 2007 Form 10-K for a complete reconciliation of the non-GAAP financial measure to its comparable GAAP measure. (1) (1) 86.6% 57.9% 54.7% 51.1% 52.3% 39.9% 29.8% 34.3% 30.8% 36.4% 34.3% 39.3% 57.7% 0% 20% 40% 60% 80% 100% 120% 2005 2006 2007 2008 Q2 YTD 2008 Q2 YTD 2009 Loss Ratio Expense Ratio

Net Written Premium by major business ($ in millions) $654 $718 $733 Commercial Lines Net Written Premium $722 (1) (1) Trailing twelve months. $692 $616 $595 $567 $538 $79 $102 $138 $155 $154 $575 $0 $200 $400 $600 $800 2005 2006 2007 2008 Q2 2009 TTM Middle Market Small Business

Commercial Lines Combined Ratio 99.1% 95.0% 88.4% 100.0% 93.9% (1) (1) (1) Represents a non-GAAP financial measure. The 2005 and 2007 loss ratios and combined ratios exclude 1.8 points and 0.8 points, respectively, related to the reallocation of reserves from our ongoing lines of business to run-off. The GAAP combined ratios for 2005 and 2007 including the effect of the reserve reallocations were 97.3% and 87.6%, respectively. Please reference the Company's 2007 Form 10-K for a complete reconciliation of the non-GAAP financial measure to its comparable GAAP measure. 96.4% 60.7% 56.0% 59.7% 62.8% 56.2% 38.4% 39.0% 37.1% 36.7% 37.2% 37.7% 51.3% 0% 20% 40% 60% 80% 100% 120% 2005 2006 2007 2008 Q2 YTD 2008 Q2 YTD 2009 Loss Ratio Expense Ratio

Personal Lines Net Written Premium Net Written Premium by major business (1) ($ in millions) $910 $801 $690 (1) Includes elimination between traditional personal lines and AutoOne. (2) Trailing twelve months. $619 (2) $575 $619 $493 $338 $297 $255 $43 $93 $221 $203 $214 $249 $223 $135 $120 $107 $0 $200 $400 $600 $800 $1,000 2005 2006 2007 2008 Q2 2009 TTM Traditional personal lines excluding reciprocals Reciprocals AutoOne

Personal Lines Combined Ratio 92.1% 95.9% 94.0% 95.9% 108.2% (1) (1) (1) Represents a non-GAAP financial measure. The 2005 and 2007 loss ratios and combined ratios exclude 1.3 points and 3.2 points, respectively, related to the reallocation of reserves from our ongoing lines of business to run-off. The GAAP combined ratios for 2005 and 2007 including the effect of the reserve reallocations were 90.8% and 90.8%, respectively. Please reference the Company's 2007 Form 10-K for a complete reconciliation of the non-GAAP financial measure to its comparable GAAP measure. 96.5% 63.3% 63.5% 64.0% 64.7% 78.0% 28.8% 32.4% 33.6% 31.9% 31.8% 30.2% 60.4% 0% 20% 40% 60% 80% 100% 120% 2005 2006 2007 2008 Q2 YTD 2008 Q2 YTD 2009 Loss Ratio Expense Ratio

Investments and Capital

Consolidated Investments – Pre-tax Total Returns & Results (1) Excludes the return on assets held to economically defease the Company’s mandatorily redeemable preferred stock, which was redeemed in June 2007 and May 2008. (2) Includes fixed maturity and short-term investments. (3) Includes common stock, convertible bonds, and other investments. (4) YTD Q2 not annualized. (1) (1) (1) YTD YTD (percentages) 2007 2008 2Q08 2Q09 Fixed income (2) 6.4% -2.1% 1.0% 5.7% Equities (3) 10.7 -39.0 0.4 0.4 Total Return (4) 7.5% -13.0% 0.8% 4.9% Yield 4.6% 4.1% 2.2% 1.7% ($ in millions) Net Investment Income $193 $158 $89 $58 Realized gains (losses) 174 (319) 2 (65) Unrealized gains (losses) (8) (445) (60) 187 Total pre-tax investment results $359 ($606) $31 $180

Investments – Asset Mix Weighted-average duration of fixed maturity portfolio is 3 years 97% of fixed maturity portfolio is investment grade (average rating is AA-) (1) Excludes assets held to economically defease the Company’s mandatorily redeemable preferred stock, which was redeemed in May 2008. (1) Dec 31, Dec 31, Mar 31, Jun 30, ($ in millions) 2007 2008 2009 2009 Fixed maturity investments 61% 56% 66% 73% Short-term investments 7% 25% 21% 15% Common stock 17% 7% 3% 1% Convertible bonds 8% 6% 5% 6% Other investments 7% 6% 5% 5% Total investments, market value 100% 100% 100% 100% Market value of investments $4,864 $3,812 $3,781 $3,771

Capital Management Dividends $0.21 per share quarterly dividend - 6.1% yield(1) $2.03 per share special dividend ($195m) in March 2008 In total, $275m returned to shareholders in 2008 Share Repurchases Repurchased $102m since Q3 2007 No repurchases since August 2008 Debt $115m of debt repurchased or repaid since Q2 2008 Senior debt matures 2013 (1) As of 9/04/09.

Consolidated Capital Structure (1) (1) Excluding preferred stock at 12/31/06 and 12/31/07, which was economically defeased and was redeemed in June 2007 and May 2008. (2) Trailing twelve months. (2) ($ in millions) Dec 31, 2006 Dec 31, 2007 Dec 31, 2008 Jun 30, 2009 Total debt $760 $758 $732 $641 OneBeacon's shareholders' equity 1,777 1,907 1,155 1,284 Total capitalization $2,537 $2,665 $1,887 $1,925 Ratio of debt to total capital 30% 28% 39% 33% Statutory surplus $2,014 $1,921 $1,368 $1,459 Ratio of GAAP premium to surplus 1.0x 1.0x 1.4x 1.4x Insurer financial strength ratings A.M. Best A A A A S&P A A A A Moody's A2 A2 A2 A2

Returns (1) Trailing twelve months. (2) Includes quarterly dividends of $0.21 per common share and a special dividend of $2.03 per common share paid in March 2008. (1) ($ in millions, except per share values) 2007 2008 Q209 YTD Q209 TTM Adjusted comprehensive net income (loss)NGM $300 ($379) $168 ($239) Adjusted book value per share (ABVPS)NGM $19.14 $12.15 $13.51 Change in ABVPSNGM, including dividends(2) 16.0% -21.5% 14.7% -14.8% Adjusted Comprehensive ROAENGM 16.6% -24.9% -16.5% Adjusted Operating ROAENGM 11.9% 9.6% 11.5%